UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  November 18, 2008
                                                    (October 30, 2008)

                        Devine Entertainment Corporation
             (Exact name of registrant as specified in its charter)

  Ontario, Canada                  000-51168                   Not Applicable
 (State or other                  (Commission                   (IRS Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

     Suite 504, 2 Berkeley Street
       Toronto, Ontario, Canada                                   M5A 2W3
(Address of principal executive offices)                       (Postal Code)

                                 (416) 364-2282
               Registrant's telephone number, including area code


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Item 4.01. Changes in Registrant's Certifying Accountant.

      On October 28, 2008, Devine Entertainment Corporation (the "Company") filed a Form 8-K (the "Initial Filing") disclosing a change in the Company's certifying accountant. On October 30, 2008, the Company received a comment letter from the United States Securities and Exchange Commission regarding the Initial Filing. In response to such comment letter, the Company hereby acknowledges that in connection with such change in the Company's certifying accountant an Exhibit 16 letter from the former certifying accountant stating whether or not it agreed with the Company's disclosure regarding the change was required to be filed. The Company, however, will be unable to supply the Exhibit 16 letter.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Devine Entertainment Corporation

Date: November 18, 2008

                                              By: /s/ Richard Mozer
                                                  ------------------------------
                                                  Name:  Richard Mozer
                                                  Title: Chief Financial Officer